Exhibit 10.15.2

CONFIDENTIAL

*GRAND ALLIANCE INTERNATIONAL LIMITED
UNIT A 4/F
MEYER INDUSTRIAL
BUILDING 2 CHONG YIP
STREET KWUN TONG KLN HK

Date/日期 : 08/03/2022	Ref : 2760(100PM)

Dear Customer 親愛的客戶：

SME Financing Guarantee Scheme – Special 100% Loan Guarantee 中小企融資擔保計劃-「百分百擔保特惠貸款」 Principal Payment Holiday1 and/ or Tenor Adjustment Confirmation Advice 還息不還本 1 及/或調整還款期確認通知書

Original Loan Account No. 原貸款戶口號碼	:	52823121
New Loan Account No. 新貸款戶口號碼	:	53303776
Borrower Name 貸款公司名稱	:	*GRAND ALLIANCE INTERNATIONAL LIMITED

Thank you for your application for Principal Payment Holiday and/ or Tenor Adjustment to your original Business Instalment Loan. We are pleased to advise that your application is approved and will be effective from 07/03/2022.

多謝貴公司申請本行中小企業分期貸款還息不還本及/或調整還款期服務，本行現通知貴公司的申請已獲批並於07/03/2022 生效。

Details of the terms of your loan as confirmed by you with Principal Payment Holiday and/or Tenor Adjustment are stated below. 有關上述貸款的還息不還本及/或調整還款期詳情如下：

Approved Loan Amount for Principal Payment	:	HKD 港幣 1,501,246.04
Holiday 獲批核還息不還本貸款額
Interest Rate (current rate) p.a. 年利率(現時利率)	:	2.75% (Prime Rate[2] minus 最優惠利率 [2] -2.5%)
Guarantee Fee 擔保費	:	Waived by HKMC Insurance Limited 香港按證保險有限公司豁免
Duration of Principal Payment Holiday period	:	5 months 個月
還息不還本期

Monthly Repayment Amount during Principal	:	HKD 港幣 3,440.36
Payment Holiday period 還息不還本期間每月還款額
Repayment Period after Principal Payment	:	76 months 個月
Holiday period
還息不還本期後還款期

Monthly Repayment Amount after Principal	:	HKD 港幣 21,545.89
Payment Holiday period 還息不還本期後每月還款額
Repayment Account 還款戶口號碼	:	415-0-046227-3
Repayment Date 還款日期	:	Repayment will commerce one month after the date upon which
the instalment loan is advanced by the Bank. If the repayment date falls on a Sunday or a public holiday the repayment date will be changed to the next working day.還款將由銀行貸出上述貸款日期後
一個月開始，如該月還款日為星期日或公眾假期，則還款日將順延至下一個
工作天。

Early Redemption Fee	:	For early redemption, no early redemption charge will be imposed.
提前清還手續費		如貴公司要求提前全部清還貸款，本行將不會收取任何手續費。

Should you require further information on your Business Instalment Loan, please contact us at (852) 2866-8868. After the language is selected, please press “5”, “3” and then “1” to talk to our Customer Service Representative.

如閣下有任何查詢，請致電熱線，選擇語言後，按「5」、「3」、及「1」於本行客戶服務主任聯絡。

The processing of your application was conducted according to the Bank’s prevailing credit policy and credit check with credit reference agency of sole proprietor, partner and company (if any). If company(ies) want to access their credit report, they may contact Dun & Bradstreet (HK) Limited (D&B) at (852)2516-1100 (for commercial credit information). 此申請是根據本行信貸批核條款及有關獨資東主、合夥人及公司(如有)於信貸資料機構的資料作處理。如上述公司要求查閱其公司之商業信貸紀錄，可致電(852)2516-1100 與美國鄧白氏商業資料(香港)有限公司聯絡。

Standard Chartered Bank (Hong Kong) Limited 渣打銀行(香港)有限公司謹啓

cc.	LAU TOM KO YUEN

LAU KWOK YAN MICHAEL

1 The terms “Principal Payment Holiday”, “Principal Repayment Holiday” and “Principal Moratorium”, when used, shall bear the same meaning and are used interchangeably.

「延遲償還貸款本金」及「還息不還本」含義相同，可以互換使用。

2 The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 5.25%.

現時香港按揭證卷有限公司公佈的最優惠利率為 5.25%

This computer generated letter requires no signature. In the event of any discrepancy between the Chinese and English versions of the notice, the English version should prevail. 此乃電腦編印信件，本行無須簽署，如中文譯本與英文有異，概以英文本為準。

MHR093(100PM)

CONFIDENTIAL

08/03/2022			FULLREPAYMENTSCHEDULE
*GRAND ALLIANCE INTERNATIONAL LIMITED		Loan Account No Repayment	53303776
UNIT A4/F
		Account No	415-0-046227-3
MEYER INDUSTRIAL BUILDING		Loan Drawdown Date Interest Rate
		07/03/2022
2 CHONG YIP STREET

		2.75%
KWUN TONG	KLN	p.a.[1]
			5
HK		Principal Payment Holiday[2] Period Maturity
			07/12/2028

		Date	81

		Outstanding Instalments	0.00

		Arrears Balance
Thank you for choosing our Business Instalment		Loan under the SME Financing Guarantee scheme - special 100% Loan

Guarantee. we are pleased to provide you with a scheduleof repayments for the full tenor for your record and ease of financial planning. Please note that the monthly repayment amount is subject to adjustment according to the prevailing interest rate, upon which a revised schedule will be mailed to you.

Date	Term	Repayment	Principal Payment	Interest Payment	Loan Outstanding	Misc. Fee*
(DD/MM/YYYY)	(Month)	Amount (HKD)	(HKD)	(HKD)	(HKD)	(HKD)

07/04/2022	1	3,440.36	0.00	3,440.36	1,501,246.04	0.00
07/05/2022	2	3,440.36	0.00	3,440.36	1,501,246.04	0.00
07/06/2022	3	3,440.36	0.00	3,440.36	1,501,246.04	0.00
07/07/2022	4	3,440.36	0.00	3,440.36	1,501,246.04	0.00
07/08/2022	5	3,440.36	0.00	3,440.36	1,501,246.04	0.00
07/09/2022	6	21,545.89	18,105.53	3,440.36	1,483,140.51	0.00
07/10/2022	7	21,545.89	18,147.03	3,398.86	1,464,993.48	0.00
07/11/2022	8	21,545.89	18,188.61	3,357.28	1,446,804.87	0.00
07/12/2022	9	21,545.89	18,230.30	3,315.59	1,428,574.57	0.00
07/01/2023	10	21,545.89	18,272.07	3,273.82	1,410,302.50	0.00
07/02/2023	11	21,545.89	18,313.95	3,231.94	1,391,988.55	0.00
07/03/2023	12	21,545.89	18,355.92	3,189.97	1,373,632.63	0.00
07/04/2023	13	21,545.89	18,397.98	3,147.91	1,355,234.65	0.00
07/05/2023	14	21,545.89	18,440.14	3,105,75	1,336,794.51	0.00
07/06/2023	15	21,545.89	18,482.40	3,063.49	1,318,312.11	0.00
07/07/2023	16	21,545.89	18,524.76	3,021.13	1,299,787.35	0.00
07/08/2023	17	21,545.89	18,567.21	2,978.68	1,281,220.14	0.00
07/09/2023	18	21,545.89	18,609.76	2,936.13	1,262,610.38	0.00
07/10/2023	19	21,545.89	18,652.41	2,893.48	1,243,957.97	0.00
07/11/2023	20	21,545.89	18,695.15	2,850.74	1,225,262.82	0.00
07/12/2023	21	21,545.89	18,738.00	2,807.89	1,206,524.82	0.00
07/01/2024	22	21,545.89	18,780.94	2,764.95	1,187,743.88	0.00
07/02/2024	23	21,545.89	18,823.98	2,721.91	1,168,919.90	0.00
07/03/2024	24	21,545.89	18,867.12	2,678.77	1,150,052.78	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard chartered Bank (Hong Kong) Limited

1The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 5.25%.

2The terms “Principal Payment Holiday”, “Principal Repayment Holiday” and “Principal Moratorium”, when used, shall bear the same meaning and are used interchangeably. This computer generated letter requires no signature.

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CONFIDENTIAL

Date	Term	Repayment	Principa1 Payment	Interest Payment	Loan Outstanding	Misc. Fee*
(DD/MM/YYYY)	(Month)	Amount (HKD)	(HKD)	(HKD)	(HKD)	(HKD)

07/04/2024	25	21,545.89	18,910.35	2,635.54	1,131,142.43	0.00
07/05/2024	26	21,545.89	18,953.69	2,592.20	1,112,188.74	0.00
07/06/2024	27	21,545.89	18,997.12	2,548.77	1,093,191.62	0.00
07/07/2024	28	21,545.89	19,040.66	2,505.23	1,074,150.96	0.00
07/08/2024	29	21,545.89	19,084.29	2,461.60	1,055,066.67	0.00
07/09/2024	30	21,545.89	19,128.03	2,417.86	1,035,938.64	0.00
07/10/2024	31	21,545.89	19,171.86	2,374.03	1,016,766.78	0.00
07/11/2024	32	21,545.89	19,215.80	2,330.09	997,550.98	0.00
07/12/2024	33	21,545.89	19,259.84	2,286.05	978,291.14	0.00
07/01/2025	34	21,545.89	19,303.97	2,241.92	958,987.17	0.00
07/02/2025	35	21,545.89	19,348.21	2,197.68	939,638.96	0.00
07/03/2025	36	21,545.89	19,392.55	2,153.34	920,246.41	0.00
07/04/2025	37	21,545.89	19,436.99	2,108.90	900,809.42	0.00
07/05/2025	38	21,545.89	19,481.54	2,064.35	881,327.88	0.00
07/06/2025	39	21,545.89	19,526.18	2,019.71	861,801.70	0.00
07/07/2025	40	21,545.89	19,570.93	1,974.96	842,230.77	0.00
07/08/2025	41	21,545.89	19,615.78	1,930.11	822,614.99	0.00
07/09/2025	42	21,545.89	19,660.73	1,885.16	802,954.26	0.00
07/10/2025	43	21,545.89	19,705.79	1,840.10	783,248.47	0.00
07/11/2025	44	21,545.89	19,750.95	1,794.94	763,497.52	0.00
07/12/2025	45	21,545.89	19,796.21	1,749.68	743,701.31	0.00
07/01/2026	46	21,545.89	19,841.57	1,704.32	723,859.74	0.00
07/02/2026	47	21,545.89	19,887.04	1,658.85	703,972.70	0.00
07/03/2026	48	21,545.89	19,932.62	1,613.27	684,040.08	0.00
07/04/2026	49	21,545.89	19,978.30	1,567.59	664,061.78	0.00
07/05/2026	50	21,545.89	20,024.08	1,521.81	644,037.70	0.00
07/06/2026	51	21,545.89	20,069.97	1,475.92	623,967.73	0.00
07/07/2026	52	21,545.89	20,115.96	1,429.93	603,851.77	0.00
07/08/2026	53	21,545.89	20,162.06	1,383.83	583,689.71	0.00
07/09/2026	54	21,545.89	20,208.27	1,337.62	563,481.44	0.00
07/10/2026	55	21,545.89	20,254.58	1,291.31	543,226.86	0.00
07/11/2026	56	21,545.89	20,301.00	1,244.89	522,925.86	0.00
07/12/2026	57	21,545.89	20,347.52	1,198.37	502,578.34	0.00
07/01/2027	58	21,545.89	20,394.15	1,151.74	482,184.19	0.00
07/02/2027	59	21,545.89	20,440.88	1,105.01	461,743.31	0.00
07/03/2027	60	21,545.89	20,487.73	1,058.16	441,255.58	0.00
07/04/2027	61	21,545.89	20,534.68	1,011.21	420,720.90	0.00
07/05/2027	62	21,545.89	20,581.74	964.15	400,139.16	0.00
07/06/2027	63	21,545.89	20,628.90	916.99	379,510.26	0.00
07/07/2027	64	21,545.89	20,676.18	869.71	358,834.08	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited

This computer generated letter requires no signature.

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CONFIDENTIAL

Date	Term	Repayment	Principal Payment	Interest Payment	Loan Outstanding	Misc. Fee*
(DD/MM/YYYY)	(Month)	Amount (HKD)	(HKD)	(HKD)	(HKD)	(HKD)

07/08/2027	65	21,545.89	20,723.56	822.33	338,110.52	0.00
07/09/2027	66	21,545.89	20,771.05	774.84	317,339.47	0.00
07/10/2027	67	21,545.89	20,818.65	727.24	296,520.82	0.00
07/11/2027	68	21,545.89	20,866.36	679.53	275,654.46	0.00
07/12/2027	69	21,545.89	20,914.18	631.71	254,740.28	0.00
07/01/2028	70	21,545.89	20,962.11	583.78	233,778.17	0.00
07/02/2028	71	21,545.89	21,010.15	535.74	212,768.02	0.00
07/03/2028	72	21,545.89	21,058.30	487.59	191,709.72	0.00
07/04/2028	73	21,545.89	21,106.56	439.33	170,603.16	0.00
07/05/2028	74	21,545.89	21,154.92	390.97	149,448.24	0.00
07/06/2028	75	21,545.89	21,203.40	342.49	128,244.84	0.00
07/07/2028	76	21,545.89	21,252.00	293.89	106,992.84	0.00
07/08/2028	77	21,545.89	21,300.70	245.19	85,692.14	0.00
07/09/2028	78	21,545.89	21,349.51	196.38	64,342.63	0.00
07/10/2028	79	21,545.89	21,398.44	147.45	42,944.19	0.00
07/11/2028	80	21,545.89	21,447.48	98.41	21,496.71	0.00
07/12/2028	81	21,545.97	21,496.71	49.26	0.00	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited

This computer generated letter requires no signature.

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